SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2003

SOURCE DIRECT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-69414	98-0191489

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

  2345 North Woodruff Avenue, Idaho Falls, Idaho

   83401

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:  (877) 529-4114

GLOBAL-TECH CAPITAL CORP.

__2000 1055 W Hastings St, Vancouver, B.C., Canada  V6E 2E9__

(Former Name and Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a)

On October 14, 2003, the closing of the Agreement and Plan of Merger dated September 29, 2003, (the “Merger Agreement”) with Global-Tech Capital Corp. (hereinafter the “Parent Company”) and Source Direct, Incorporated, an Idaho corporation, (the “Subsidiary”) was held.  As a result of the closing, a newly created and wholly owned subsidiary of the Parent was merged into the Subsidiary, and the shareholders of the Subsidiary received 1.5 shares of the Parent Company common stock for each outstanding share of the Subsidiary.  Also as a result of the closing, George Polyhronopoulos and David Mallo resigned as directors and officers of the Parent Company; Deren Z. Smith was appointed a director and president of the Parent Company and Kevin Arave was appointed a director and secretary/treasurer of the Parent Company.  The appointment of Mr. Smith and Mr. Arave as directors was designated by the Subsidiary as provided in the Agreement.  As a result of the merger, the shareholders of the Subsidiary exchanged all of the outstanding shares of the Subsidiary for 63,030,000 shares, or approximately 84%, of the stock of the Parent Company.  Immediately prior to closing, the Parent Company had 12,151,400 shares outstanding.  As a result of the closing, and the issuance of the shares to the shareholders of the Subsidiary, the Parent Company has 75,181,400 common shares outstanding.

As a result of the closing of the merger transaction, a change of control of the Parent Company occurred.  Deren Z. Smith and Kevin Arave are deemed to have acquired control of the Parent Company by virtue of their appointment as directors and the exchange of their shares in the Subsidiary for shares of the Parent.  In addition, the principal shareholders of the Company have changed.  The following table sets forth certain information concerning the ownership of the Parent Company common stock by the former shareholders of the Subsidiary as of October 14, 2003, of each such person who is known to the Parent Company to be the beneficial owner of more than 5% of the Parent Company common stock, all current directors and executive officers, and the Parent Company directors and executive officers as a group:

Amount and Nature

Name and Address

of Beneficial

Percentage

Of Beneficial Owner

Ownership(1)

Ownership

Deren Z. Smith

17,250,000

23%

3820 East 109 North

Idaho Falls, ID 83401

Kevin Arave

17,250,000

23%

12541 North 95 East

Idaho Falls, ID 83401

Executive officers and

directors as a group

(2 persons)

34,500,000

46%

___________________

(1) Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

ITEM 2.  ACQUISITION OF ASSETS

As a result of the closing of the Merger Agreement on October 14, 2003, the Parent Company issued 63,030,000 shares of its common stock for 42,020,000 outstanding shares of the Subsidiary by which the Parent Company acquired all of the outstanding shares of the Subsidiary.  As a result of the transaction, the Subsidiary has become a wholly owned subsidiary of the Parent Company.

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(i)

On October 14, 2003, the Parent Company dismissed Richard M. Prinzi, Jr. as its independent accountant.

(i)

The reports of Richard M. Prinzi, Jr. on the Parent Company’s financial statements for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except for the “going concern” paragraph included in the report of the independent accountant dated September 15, 2003.

    (iii)

The Board of Directors approved the dismissal on October 14, 2003.  The Parent Company has no audit or similar committee.

    (iv)

In connection with the Parent Company’s audits for its two most recent fiscal years, and for the period up to the date of dismissal, the Parent Company has had no disagreements with Richard M. Prinzi, Jr. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richard M. Prinzi, Jr. would have caused him to make reference thereto in his report on the financial statements of the Company for such years.

    (v)

The Parent Company has requested that Richard M. Prinzi, Jr. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

(b)(i)

The Parent Company engaged Mantyla McReynolds as its new independent accountant effective October 14, 2003.

During the Parent Company’s two most recent fiscal years and through the date of this report, neither the Parent Company, nor anyone on its behalf, has consulted with Mantyla McReynolds  regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Parent Company’s financial statements, and neither a written report nor oral advice was provided to the Parent Company that Mantyla McReynolds concluded was an important factor considered by the Parent Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 5.  OTHER EVENTS

Change of Name of Parent Company

On October 14, 2003, the Parent Company amended its articles of incorporation to change the name of the Parent Company from Global-Tech Capital Corp. to Source Direct Holdings, Inc.

Action of Shareholders of Parent Company by Written Consent

Shareholders owning 6,149,000 shares of common stock of the Parent Company approved the merger transaction with the Subsidiary and the name change by written consent.  These shares represented approximately 51% of the outstanding shares on October 14, 2003, the date the consent was signed by the shareholders.

Further Information About the Closing and the New Subsidiary

The following additional information is included with this report to reflect the closing of the Merger Agreement and the acquisition of a controlling interest in the Subsidiary:

Business and Facilities of the Subsidiary

The Subsidiary is a development stage company which has acquired the formulas for two cleaning products which it intends to introduce to the market in the near future.  These products are Simply Wow™ and Stain Pen™.  The formulas for these products were developed by Deren Z. Smith, the President of the Subsidiary and one of its directors.  Kevin Arave, the Secretary/Treasurer of the Subsidiary and a director, also assisted in the funding for the development of the formulas.  Mr. Smith originally applied for the trade marks used in connection with these products.  Any and all rights and interests of these parties in and to the formulas or the trade marks were transferred to the Subsidiary for 11,500,000 shares each of the Subsidiary.

Simply Wow™ is an all-purpose cleaner that safely and effectively cleans any washable surface that is developed with nonionic surfactants that contain penetrating and suspending agents that dissolve the toughest grease, protein, dirt and oil stains.  The product is a water-based, multipurpose, biodegradable, nontoxic degreaser with a pleasant lemon fragrance that effectively replaces flammable or combustible solvent cleaners. It contains no hazardous solvents or acidic type chemicals and its formulation safely accomplishes the cleaning that previously required solvent or acid cleaners which exposed the user and the environment to the inherent hazards of such chemicals. Simply Wow™ has been tested against all leading cleaners in the industry and has proven to be a superior cleaner in all areas of performance. The following are specific advantages of using Simply Wow™:

1.

It is designed with nonionic surfactants, wetting and penetrating and suspending agents to dissolve the toughest grease, protein, dirt and oil stains.

2.

It replaces most or all cleaners in a person’s home and can be used to clean many stains on walls, cars, etc.

3.

It will keep carpets cleaner longer by removing previously uncleanable spots.

4.

It is biodegradable and nontoxic making this product environmentally safe and friendly.

5.

It removes all types of spots and stains including ink, permanent marker, fingernail polish, scuff marks, crayon, coke, coffee, tea, grease, oil, mildew, pet stains and food stains from clothing to upholstery.

Stain Pen™ is a unique on-the-spot stain remover. The very convenient size makes it easy to keep at home, in the car, or at the office. This product has a proprietary formula that safely removes food stains, oil paint (wet or dry), makeup, wine, blood, grass stains, grease, coffee and tea stains and copy machine stains with no harmful fumes or large quantities of liquid to spill. All that is needed to make Stain Pen™ work is to apply a small amount of stain pen solution to the stain and apply a damp cloth.

To prove the effectiveness of Simply WowTM, Source Direct appointed a major international accredited laboratory to test the product against the leading cleaners in the market.  The lab tests conclusively showed the product to be superior and more effective in removing stains.  The tests compared Simply Wow™ to various products in carpet cleaning, all-purpose cleaning and laundry performance evaluations with the following results:

The Simply Wow™ product was compared to Orange Clean, Fantastik and Formula 409 for the ability to remove Bic pen, marker, red crayon and grease from a painted wall. The product, Simply Wow™, was diluted 40 to 1 per client direction.  The Simply Wow™ product was more effective on all of the stains compared to the Orange Clean, Fantastik and Formula 409 products. No damage was noted on the painted wall.

Simply Wow™ was compared to Orange Clean, Fantastik and Formula 409 for the ability to remove cooked-on grease from an enamel stovetop. All four products were equally effective in removing the baked-on grease. No streaking was noted with any of the products.

The Subsidiary has embarked on a two-fold growth program which includes the following strategies and plans:

•

implementation of a multi-pronged marketing strategy to distributors, retail stores and cleaning professionals, and direct to consumers to position the company to become a major supplier in the U.S. all-purpose cleaning solution market.  Management’s business model is to position the Subsidiary as an authority in this area, based on its potential as a market innovator and future leader, the careful attention to product quality, the company’s tested and proven products, its ethical business practices, and the confidence of a large number of loyal consumers.  The Simply Wow™ name will be retained and emphasized as part of this positioning, taking advantage of strong positive consumer awareness and name recognition.

The Subsidiary has already started to implement this portion of the growth model by entering into an agreement with US Merchants, a major US distributor.  Purchase orders from this distributor are expected in the near future and management feels that widespread retail distribution will be accomplished very rapidly because of this alliance.

•

acquisition of small, under-capitalized suppliers of cleaning products whose products would complement or extend the Subsidiary line, and which could be acquired readily to support the corporate objectives.

Management intends to acquire only companies whose market presence, product mix, and profitability meet certain acquisition criteria, and to incorporate their products into the existing Subsidiary line or into lines of supporting or related products.

In order to achieve the planned level of growth in both sales and profitability, the Subsidiary anticipates the need for up to $1 million in external capital to permit it to execute the next stages of its business plan.  The Subsidiary has no firm commitments or arrangements for this funding and there is no assurance that it will be able to secure the funding necessary to implement the business plan.

The Subsidiary holds a trade mark on the name Simply Wow™.  It has applied for a trade mark on the name Stain Pen™, but the trade mark has not yet been issued.

The Subsidiary has two full-time employees, namely Mr. Smith and Mr. Arave.

The Subsidiary shares office space with a company owned by Mr. Arave.

Plan of Operations of the Subsidiary

The Subsidiary conducted a non-public offering of its stock.  The offering provided for the sale of up to 4,000,000 shares at $.075 per share for gross proceeds of $300,000.  At the close of the offering, $300,000 in gross proceeds were received.  Management believes that such funds will satisfy the cash requirements of the company for the next twelve months.  However, because the company is in its startup phase, the business plans may change over this period which could require additional funding.  The Subsidiary currently has no source for this additional funding.

Risk Factors

There are various risks involved in any investment in the Parent Company, including those described below.  Any shareholder or potential investor in the Parent Company should consider carefully these risk factors.

•

The Financial Statements of the Parent Company and the Subsidiary include a “Going Concern” Limitation.  The financial statements of the Parent Company and the Subsidiary have been prepared based upon the assumption that it will achieve a level of profitable operations and/or obtain additional financing.  The Parent Company has no source of revenue except for the revenues, if any, generated by the Subsidiary.  The Subsidiary has not yet established a source of revenues sufficient to cover its operating costs and allow it to continue as a going concern.  Since inception and through June 30, 2003, it has had accumulated losses totaling $23,265.  Also, as of June 30, 2003, it was still developing operations.  If it is unable to generate revenues or obtain additional financing prior to the use of its current cash resources, it may be required to cease operations.

•

The Subsidiary is a Development Stage Company and may Require Additional Funding.  The Subsidiary has not yet commenced its principal business operations and is therefore in a development stage.  It has experienced significant losses since inception and has generated no revenues.  There is no assurance that it will ever commence principal operations or that it will ever be profitable.  Further there is no assurance that the cash funds of the company will be sufficient to commence operations or to meet its cash requirements for the remainder of this fiscal year.  The Subsidiary may require further funding.  It presently has no agreements or arrangements for such additional funding.

•

The Subsidiary has  not Applied for a Patent on its Products.  The Subsidiary has not made application for a patent on either of its products.  Management believes it would be difficult, if not impossible, to duplicate the formulas for the company’s products.  The Subsidiary maintains confidentiality agreements with all parties who have access to the formulas.  Nevertheless, there is no assurance that someone could not duplicate the formulas and directly compete with the company.  The cost of litigating the issue of illegal competition may preclude it from being able to protect the secrecy of the formulas.

•

The Loss of the Services of Current Management would have a Material Negative Impact on the Operations of the Subsidiary.  The Subsidiary will be dependent on its current management, which includes the developer of the formulas, for the foreseeable future.  The loss of the services of any member of this management group could have a material adverse effect on its operations and prospects.  At present, the Subsidiary does not have employment agreements or other agreements with management which would prevent them from leaving and competing with the company.  The Subsidiary has not obtained “key man” insurance policies on any member of management.

•

The Subsidiary will be in Competition with a Number of Other Companies, All of which are Better Financed than is the Subsidiary.  The market for cleaning products is intensely competitive and dominated by a small number of large, well-established and well-financed companies. All of the competitors have longer operating histories and greater financial, technical, sales and marketing resources than does the Subsidiary. In addition, it also faces competition from potential new entrants into the market who may develop new cleaning products. Management cannot guarantee that should the Subsidiary commence operations it will be able to compete successfully against current and future competitors or that competitive pressures will not result in price reductions, reduced operating margins and loss of market share, any one of which could seriously harm its business.  Management also cannot guarantee that the life cycle of the products of the Subsidiary will be sufficient for it to realize profitability.

•

There is No Active Public Market for the Common Stock of the Parent Company.  Although the common stock of the Parent Company is quoted on the OTC Bulletin Board, there is currently no active trading of the stock and no assurance that trading volume will increase in the future.  Therefore, the nature of the Parent Company’s common stock is extremely illiquid.  The shares of the Parent Company are appropriate only for an investor who has no need for liquidity in the shares and who has adequate means of providing for his or her current needs and contingencies, even if the receipt of such shares results in a total loss to the shareholder.

•

The Parent Company Shares are Designated as Penny Stock.  The Parent Company shares are designated as “penny stock” and thus may be more illiquid.  The SEC has adopted rules (Rules 15g-2 through l5g-6 of the Exchange Act) which regulate broker-dealer practices in connection with transactions in “penny stocks.”  Penny stocks generally are any non-NASDAQ equity securities with a price of less than $5.00, subject to certain exceptions.  The penny stock rules require a broker-dealer to deliver a standardized risk disclosure document prepared by the SEC, to provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customers account, to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a stock that is subject to the penny stock rules.  Since the Parent Company shares are subject to the penny stock rules, persons holding or receiving such shares may find it more difficult to sell their shares.  The market liquidity for the shares could be severely and adversely affected by limiting the ability of broker-dealers to sell the shares and the ability of shareholders to sell their stock in any secondary market.

•

The Market for the Parent Company Shares is a Volatile One.  The over-the-counter market for securities, such as the one on which the Parent Company shares is quoted, has historically experienced extreme price and volume fluctuations during certain periods.  These broad market fluctuations and other factors, such as acceptance of the products of the Subsidiary, and trends in the cleaning products industry, and the investment markets generally, as well as economic conditions and quarterly variations in its results of operations, may adversely affect the market price of the common stock.

•

Future Issuances of Stock could Adversely Affect Holders of the Parent Company Stock.  The Parent Company Board of Directors is authorized to issue 200,000,000 shares of common stock, of which only 75,181,400 shares are outstanding, which can be issued without shareholder approval.  Additional common stock may be issued or reserved for issuance on terms and at prices as may be determined by the Board of Directors.  Among other things, such authority may make it more difficult for a person to acquire or take over the Parent Company.  In turn, this may make it less likely that holders of common stock will receive a premium price for their shares in any attempted take-over transaction.

Forward-Looking Statements

This report contains statements that plan for or anticipate the future.  Forward-looking statements include statements about the Subsidiary’s future operations involving the marketing of cleaning products, about its future business plans and strategies, and most other statements that are not historical in nature.  In this report forward-looking statements are generally identified by the words “anticipate,” “plan,” “intend,” “believe,” “expect,” “estimate,” and the like.  Although the parties believe that any forward-looking statements made in this report are reasonable, because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied.  For example, a few of the uncertainties that could affect the accuracy of forward-looking statements, besides the specific factors identified in the Risk Factors section of this document, include the following:

•

changes in government regulations;

•

changes in business strategies;

•

market acceptance of the products of the Subsidiary;

•

failure to successfully market the products of the Subsidiary;

•

the inability of the Parent Company or the Subsidiary to raise sufficient operating capital; and

•

a general decline in the economy.

In light of the significant uncertainties inherent in the forward-looking statements made in this report, particularly in view of the early stage of operations of the Subsidiary, the inclusion of this information should not be regarded as a representation by the Parent Company or the Subsidiary or any other person that the Parent Company or the Subsidiary’s objectives and plans will be achieved.

Dividend Policy of the Subsidiary

The Subsidiary has not paid any cash dividends since inception.

Management

The following table sets forth the name, age, and position of the new executive officers and directors of the Parent Company:

Director

Name

Age

Position(s)

Since

Deren Z. Smith

33

Director & President

2003

Kevin Arave

45

Director & Secretary/

2003

Treasurer

Set forth below is certain biographical information regarding current executive officers and directors:

DEREN Z. SMITH has been employed as the President of the Subsidiary since July 2002.  From 1994 until 2002 he was employed by Holland Chemical Inc.  Mr. Smith filed for personal bankruptcy protection in 1999 under Chapter 7 in the US Bankruptcy Court for the District of Colorado and was discharged in 2000.

KEVIN ARAVE has been employed as Secretary and as director of logistics of the Subsidiary since July 2002.  From February 2000 until June 2003 he was employed as manager for Safety & Environmental Products, a distributor of gloves and safety items.  From 1996 until 2003 he was the owner of Intermountain Health & Safety, a distributor of gloves and safety equipment.  Mr. Smith filed for personal bankruptcy protection under Chapter 7 in 2000 in the US Bankruptcy Court for the District of Idaho and was discharged that same year.

Executive Compensation

Neither the Parent Company nor the Subsidiary has entered into any employment agreements or compensation arrangements with its current executive officers.  No annual or long-term compensation was awarded to, earned by, or paid to any of the Parent Company’s current executive officers for services rendered in any capacity to the Parent Company during the years ended June 30, 2003, 2002, and 2001.  Subsequent to this most recent year-end, the Subsidiary issued 11,500,000 shares each to Deren Z. Smith, its President, and Kevin Arave, its Secretary/Treasurer, for services rendered to the company and for transfer of the formulas and trade marks for the company’s products.  These shares were exchanged for 17,250,000 shares each of the Parent Company in the merger transaction with the Subsidiary.

The Parent Company has not adopted any compensation arrangements or plans for its current directors and it has not compensated its current directors.

Certain Relationships and Related Transactions

Both Deren Smith and Kevin Arave, directors and officers of the Parent Company and the Subsidiary, received 11,500,000 shares each for transferring to the Subsidiary the formulas and related rights used by the Subsidiary.  The transfer of these assets was not transacted at arm’s length since both parties were the sole directors of the Subsidiary at the time of the transaction.  Messrs. Smith and Arave are both founders of the Subsidiary.

The office space currently used by the Subsidiary is furnished by Kevin Arave at no cost to the company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)

The financial statements of Source Direct, Incorporated, the Subsidiary, required by this item are attached to this report.

(b)

The pro forma financial information required by this item is attached to this report.

(c)

The following exhibits are attached hereto and furnished with this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.

Description of Exhibit

3.1

Articles of Merger, without attachment

10.1

Agreement and Plan of Merger Dated September 29, 2003, without attachments

99.1

Press Release dated October 15, 2003

ITEM 9.  REGULATION FD DISCLOSURE

On October 14, 2003, the Parent Company announced the merger with the Subsidiary.  A copy of the press release dated October 14, 2003, describing the merger is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Direct Holdings, Inc.

Date: October 14, 2003

By ___________________________________

      Deren Z. Smith, President

Date:  October 14, 2003

By ___________________________________

Kevin Arave, Treasurer (Principal Financial Officer)

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

FINANCIAL STATEMENTS

June 30, 2003

[WITH INDEPENDENT AUDITORS= REPORT]

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Table of Contents

Page

Independent Auditors' Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

Balance Sheet - June 30, 2003 . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

Statement of Stockholders' Equity/(Deficit) for the period from

Inception [July 8, 2002] through June 30, 2003 . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

Statement of Operations for the period from Inception [July 8, 2002]

through June 30, 2003   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4

Statement of Cash Flows for the period from Inception [July 8, 2002]

through June 30, 2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6 - 8

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders

Source Direct, Incorporated

Idaho Falls, Idaho

We have audited the accompanying balance sheet of Source Direct, Incorporated [a development stage company] as of June 30, 2003, and the related statements of stockholders= equity/(deficit), operations, and cash flows for the period from inception [July 8, 2002] through June 30,2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Source Direct, Incorporated as of June 30, 2003, and the results of operations and cash flows for the period from inception [July 8, 2002] through June 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Source Direct, Incorporated. will continue as a going concern.  As discussed in Note D to the financial statements, the Company has accumulated losses and has not had significant operations since inception.  These issues raise substantial doubt about its ability to continue as a going concern.  Management=s plans in regard to these matters are also described in Note D.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Mantyla McReynolds

August 15, 2003

Salt Lake City, Utah

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Balance Sheet

June 30, 2003

ASSETS

Current Assets:
Cash	$ 83
Total Current Assets	83

TOTAL ASSETS	$ 83

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)

Current Liabilities:
Taxes payable - Notes A & C	$ 30
Total Current Liabilities	30

Long-term Liabilities
Note payable - Note E	20,000
Shareholder loan - Note F	1,318
Total Long-term Liabilities	21,318
Total Liabilities	21,348
Stockholders= Equity/(Deficit) - Note B
Common stock, $1.00 par value;
authorized 5,000 shares; issued
and outstanding 2,000 shares	2,000
Additional paid-in capital	0
Deficit accumulated during development stage	(23,265)
Total Stockholders= Equity/(Deficit)	(21,265)
TOTAL LIABILITIES AND STOCKHOLDERS= EQUITY/(DEFICIT)	$ 83

See accompanying notes to financial statements

#

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Statement of Stockholders' Equity/(Deficit)

For the period from Inception [July 8, 2002] through June 30, 2003

	Number of Common Shares	Common Stock	Additional Paid-in Capital	Deficit Accumulated During Development Stage	Total Stockholders= Equity/(Deficit)
Balance, July 8, 2002	0	$ 0	$ 0	$ 0	$ 0
Issued stock at $1.00 per share to founders	2,000	2,000	0	0	2,000
Net loss for period	0	0	0	(23,265)	(23,265)
Balance, June 30, 2003	2,000	$ 2,000	$ 0	$ (23,265)	$ (21,265)

See accompanying notes to financial statements

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Statement of Operations

For the Period from Inception

[July 8, 2002] through June 30, 2003

From Inception [7/8/02] through June 30, 2003
Revenues
Fees	$ 0
Product sales	0
Total Revenue	0
Cost of product sales	0
Gross Margin	0
General and Administrative Expenses	23,235
Net Loss from Operations	(23,235)
Other Income/(Expense)
Loss on write down of Inventory	0
Net Loss Before Income Taxes	(23,235)

Provision for Income Taxes - Notes A&C	30

Net Loss	$ (23,265)

Loss Per Share (Basic)	$ (11.63)

Weighted Average Shares Outstanding (Basic)	2,000

See accompanying notes to financial statements

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Statement of Cash Flows

For the Period from Inception

[July 8, 2002] through June 30, 2003

Cash Flows from Operating Activities	From Inception [7/8/02] through 06/30/03
Net Loss	$ (23,265)
Adjustments to reconcile net loss to net cash provided by operating activities:
Increase in income taxes payable	30
Increase in shareholder loan	1,318
Net Cash Used for Operating Activities	(21,917)

Cash Flows from Financing Activities
Issued stock	2,000
Borrowed funds	20,000
Net Cash Provided by Financing Activities	22,000

Net Increase in Cash	83

Beginning Cash Balance	0

Ending Cash Balance	$ 83

Supplemental Disclosure Information:
Cash paid during the year for interest	$ 0
Cash paid during the year for income taxes	$ 0

See accompanying notes to financial statements

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Notes to Financial Statements

June 30, 2003

NOTE A

Summary of Significant Accounting Policies

Company Background

The Company incorporated under the laws of  the State of Idaho on July 8, 2002.  The Company is a marketing and promotions business which also engages in product development and sales.  The Company is considered to be in the development stage.  The financial statements of the Company have been prepared in accordance with U. S. generally accepted accounting principles.  The following summarizes the more significant of such policies:

Statement of Cash Flows

Cash is comprised of cash on hand or on deposit in banks.  The Company has $83 as of June 30, 2003.

Income Taxes

The Company applies Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting For Income Taxes," which requires the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years.  (See Note C below).

Net Loss Per Common Share

In accordance with Financial Accounting Standards No. 128, AEarnings Per Share,@ basic loss per common share is computed using the weighted average number of common shares outstanding.

Revenue Recognition

The Company recognizes revenues in accordance with the Securities and Exchange Commission, Staff Accounting Bulletin (SAB) number 101, ARevenue Recognition in Financial Statements.@  SAB 101 clarifies application of U. S. generally accepted accounting principles to revenue transactions.  Revenue from product sales is recognized when goods are delivered to the customer.  Revenue from promotional and marketing services is recognized when earned.  The Company records accounts receivable for sales which have been completed but for which money has not been collected.  The balance uncollected as of June 30, 2003 was $0.  For customer purchases paid in advance, the Company records a liability until products are shipped.  There was no unearned revenue as of June 30, 2003.

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Notes to Financial Statements

June 30, 2003

NOTE A

Summary of Significant Accounting Policies [continued]

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NOTE B

Issuance of Common Shares

On July 8, 2002, the Company authorized and issued 2,000 shares of Aunregistered@ and Arestricted@ common stock at $1 per share to its founders for cash.

NOTE C          Accounting for Income Taxes

No provision has been made in the financial statements for income taxes because the Company has accumulated losses from operations since inception.  Any deferred tax benefit arising from the operating loss carried forward is offset entirely by a valuation allowance since it is currently not likely that the Company will be sufficiently profitable in the near future to take advantage of the losses.

Deferred tax assets	Balance	Tax	Rate
Federal Loss carryforward (expires through 2022)	$23,265	$3,490	15%
State Loss carryforward (expires through 2017)	23,235	1,766	7.6%
Valuation allowance		(5,256)
Deferred tax asset		$0

The allowance has increased $5,256 from $0 as of July 8, 2002 (inception).  The amount shown on the balance sheet for taxes payable represents the annual minimum franchise amount due to the State of Idaho.

SOURCE DIRECT, INCORPORATED

[A Development Stage Company]

Notes to Financial Statements

June 30, 2003

NOTE D

Going Concern

The Company has accumulated losses since inception totaling $23,265, and is still developing  operations as of June 30, 2003.  Financing for the Company=s limited activities to date has been provided primarily by the issuance of stock, by advances from  stockholders(see NOTE F) and by borrowing funds(see NOTE E).  The Company=s ability to achieve a level of profitable operations and/or additional financing impacts the Company=s ability to continue as it is presently organized.  Management continues to develop its planned principal operations.  Should management be unsuccessful in its operating activities, the Company may experience material adverse effects.

NOTE E

Note Payable

The company has borrowed funds, for operating purposes, from an individual.  The terms of the note include a lump sum payment with interest at 10% per annum with a due date of June 1, 2005. The loan is unsecured.  In addition, the terms of the agreement state that the individual has an option, with no expiration date, to convert the note into an unspecified amount of Company stock.

NOTE F

Stockholders Loan

During the period ended June 30, 2003, Company stockholders used personal funds to pay Company expenses, and were advanced funds from the Company.  The net amount owed to the stockholders by the Company, as of June 30, 2003, was $1,318.

NOTE G

Subsequent Events

On July 14, 2003, the Company recalled from stockholders, and cancelled, the original 2,000 shares of common stock.  As of that date, and continuing until August 13, 2003, the Company authorized 100,000,000 shares and issued 38,020,000 shares of new, no par common stock at a price of $0.05 per share.  Of the shares issued 23,000,000 shares went to the founders of the company for expenses, 12,000,000 shares went to consultants and 2,620,000 shares issued for cash.  Total funds raised from the issuance were $131,000.

On July 18, 2003, before any payments were made on the note payable (see Note E), the individual exercised his option to convert the note into shares of common stock. The individual received 400,000 shares of common stock at a price of $0.05 per share.

Global - Tech Capital Corporation

[A Development Stage Company]

Pro Forma Financial Statements

June 30, 2003

INDEPENDENT ACCOUNTANTS= REPORT

The Board of Directors and Shareholders

Global - Tech Capital Corp., Inc.

The accompanying pro forma balance sheet of Global - Tech Capital Corp., Inc., a development stage company, as of June 30, 2003, and the related pro forma statement of operations for the period ended June 30, 2003 were not audited by us, and accordingly,  we do not express an opinion on them.

Mantyla McReynolds

Salt Lake City, Utah

September 18, 2003

Global - Tech Capital Corp., Inc.

[A Development Stage Company]

Pro Forma Balance Sheet

June 30, 2003

(Unaudited)

ASSETS	Global - Tech Capital Corp.	Source Direct Incorporated	Adjustments	Pro Forma Giving Effect to Reorganization as of June 30, 2003
Current Assets:
Cash - Note 1	$ 5,868	$ 83		$ 5,951
Investment in Equities	225	0		225
Total Current Assets	6,093	83		6,176

TOTAL ASSETS	$ 6,093	$ 83	$ 0	$ 6,176

LIABILITIES AND STOCKHOLDERS= EQUITY
Current Liabilities:
Accrued Expenses	$ 1,500	$ 30		$ 1,530
Note payable	0	20,000		20,000
Payable to Stockholder	0	1,318		1,318
Total Current Liabilities	1,500	21,348		22,848

Stockholders= Equity:
Capital Stock - Note 1	12,151	2,000	1,000	15,151
Additional Paid-in Capital	176,349	0	(184,907)	(8,558)
Retained Earnings	(183,907)	(23,265)	183,907	(23,265)
Total Stockholders= Equity	4,593	(21,265)	0	(16,672)
TOTAL LIABILITIES AND STOCKHOLDERS= EQUITY	$ 6,093	$ 83	$ 0	$ 6,176

See accompanying notes and Independent Accountants= Report

Global - Tech Capital Corp., Inc.

[A Development Stage Company]

Pro Forma Statement of Operations

For the Year Ended June 30, 2003

(Unaudited)

	Global - Tech Capital Corp.	Source Direct, Incorporated	Adjustments	Pro Forma Giving Effect to Reorganization as of June 30, 2003
Revenues	$ 0	$ 0		$ 0

General and Administrative Expenses	56,492	23,235		79,727

Net Loss Before Income Taxes	(56,492)	(23,235)		(79,727)

Current Year Provision for Income Taxes	0	30		30

Net Loss	$ (56,492)	$ (23,265)		$ (79,757)

Loss Per Share	$ (0.01)	$ (11.63)		$ (0.01)

Average Shares Outstanding	12,151,400	2,000		15,151,400

See accompanying notes and Independent Accountants Report

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Global - Tech Capital Corp., Inc.

[A Development Stage Company]

Notes to Pro Forma Financial Statements

June 30, 2003

(Unaudited)

Note 1

AGREEMENT AND PLAN OF REORGANIZATION

Source Direct, Incorporated, an Idaho corporation (the ACompany@) was acquired by Global-Tech Capital Corporation, a Nevada corporation (AGLTC@) as of August 31, 2003.  The transaction was structured as a stock-for-stock exchange wherein GLTC acquired 100% of the outstanding stock of the Company by issuing new shares to the former owners of the Company.  As a result of the exchange, the former owners of the Company essentially acquired approximately 87.5% of GLTC.  The transaction is being accounted for as reverse merger purchase.

On July 14, 2003, the Company recalled from stockholders, and cancelled, the original 2,000 shares of common stock.  As of August 13, 2003, the Company authorized and issued 38,020,000 shares of new, no par common stock at a price of $0.05 per share.  Of the shares issued 23,000,000 shares were issued to the founders of the Company for expenses, 12,000,000 shares went to consultants for services and 2,620,000 shares were issued for cash.  Total funds raised from the issuance were $131,000.

On July 18, 2003, a note payable to an individual was converted into shares of common stock. The individual received 400,000 shares of common stock at a price of $0.05 per share.

Prior to closing, GLTC cancelled 4,000,000 shares of common stock such that at closing GLTC had no more than 8,151,4000 shares of common stock outstanding.  At the time of closing, therefore, 57,030,000 shares of common stock of GLTC were issued to the shareholders of the Company; the shares were issued at the rate of 1.5 shares of GLTC for each share of the Company.  Neither the Company nor GLTC had any outstanding options, warrants, convertible instruments or other obligations or commitments to issue stock on the date of merger.  The parties anticipate that the transaction is structured as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986.

The Pro Forma financial statements reflect all of the transactions contemplated by the Agreement.  Specifically, the common stock of the consolidated company was adjusted to the appropriate par value.  The new shares of the Company issued to the Source Direct shareholders are included as common stock with an adjustment to paid-in capital.

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